Scienture Holdings, Inc.

Prioritizing Patients.
Improving Outcomes.

NASDAQ: SCNX


Corporate Presentation
January 2025

Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions, or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Readers should not place undue reliance on these forward-looking statements. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors (some of which are beyond our control), which may cause the results of Scienture Holdings, Inc. (the "Company"), its divisions and concepts to be materially different from those expressed or implied in such statements. These risks include: risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; supply chain issues caused by among other things, recessions and global conflicts; and others that are included from time to time in filings made by the Company with the Securities and Exchange Commission ("SEC"), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company's business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

All materials contained in this presentation are protected by copyright laws and may not be reproduced, republished, distributed, transmitted, displayed, broadcast or otherwise exploited in any manner. This presentation contains trademarks, service marks, and trade names belonging to the Company, its affiliates and other entities and cannot be used without express written consent. Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, may appear without the ®, © or TM symbols, but the lack of such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities' trademarks, service marks, copyrighted material or trade names to imply a relationship, partnership or affiliation with, or endorsement or sponsorship of us by, any other persons or entities.

Scienture Holdings, Inc. | About Us

We are a comprehensive pharmaceutical product group focused on providing enhanced value to the healthcare community by offering novel specialty across therapeutic areas, indications catering to different market segments and channels.

Enhanced Value

- Addressing underserved patients and indications through novel product concepts and innovation
- Serve physicians, caregivers and the healthcare system through our unique offerings

Product Expertise

- Accomplished capabilities in R&D, Product Development and Manufacturing know-how
- Patient-focused product pipeline and focused therapeutic area strategy

Commercial Operations

- Robust suite of Sales and Marketing to include Branding, Promotion, Market Access and Distribution
- Disruptive innovation that lowers drug and health services costs utilizing our proprietary technology platforms

Management Team

- Our greatest asset is the strength of our experienced, tenacious team
- People-focused with high accountability and integrity

Multi-discplinary Proficiencies

- Clinical Regulatory
- CROs CMOs
- Supply Chain
- Contracting
- BD M&A
- Compliance

NASDAQ: SCNX[1]

- Subsidiaries - Scienture, LLC, Integra Pharma Solutions, LLC
- Share Price - $5.81
- Shares Outstanding - 8,750,582
- Proforma EPS[2] - ($7.10)
- Proforma Debt - $5.8M
- Float - 4.2M

1 - As of Jan 06, 2024; 2 - As of Sept 30, 2024

Our Vision

A healthier world where the burden of disease is lightened through accessible and affordable, tailored therapies



Our Values

Our True North is guided by prioritizing the needs of those we serve, embedding value and quality into every innovation, and approaching every challenge with stewardship to advance health, equity, and the reliable supply of our products.

How We Operate

Our goals and strategies are grounded in proven experience and continuous monitoring of the evolving healthcare landscape. We build solid and lasting partnerships to ensure consistent, reliable, and repeatable processes.

Shaping Our World Together

Engagement and fellowship with our employees and partners are essential to creating trusted solutions for our valued stakeholders and the broader clinical community.

This is why we are Prioritizing Patients. Improving Outcomes.

Our Mission

Our mission is to bring patients selectively designed drug product innovations by channeling the power of R&D through accelerated, nuanced commercialization.


Our team has the strategic and operational expertise complemented with key relationships to build the portfolio for value creation

Beginnings

Our founders identified critical gaps in care—challenging treatment paradigms, safety and efficacy limitations, access, adherence, and availability hurdles—driving our mission to transform these challenges into better patient solutions.

Our Approach

We are committed to finding better solutions by developing robust in-house platforms and acquiring or in-licensing differentiated products that address the needs of patients and caregivers. Our agile commercialization model ensures flexibility and broad reach, delivering impactful results.

Our Goal

Within five years, we aim to expand the Scienture portfolio significantly, increasing shareholder value while building a robust financial foundation. This will enable us to pursue innovative clinical solutions that benefit patients and advance healthcare.

Leadership



Leadership

Executive Management



Suren Ajjarapu
Chairman of the Board
CEO

Mr. Ajjarapu has served as Chairman of the Board, CEO and Secretary since the acquisition of TRxADE Group, Inc. Mr. Ajjarapu obtained an MBA from the University of South Florida and is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel
Director
President, COO and Interim CFO

Mr. Patel has served as our President and COO, since the acquisition of TRxADE Group. Mr. Patel is a registered pharmacist and pharmaceutical consultant many years of experience in retail pharmacy and logistics. Mr. Patel graduated obtained his Masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Shankar Hariharan, Ph.D.
Director
CEO - Scienture, LLC

Dr. Hariharan has over 35 years of industry experience leading Scientific Affairs and Commercialization of brand products. He has founded and has held board positions in several branded and specialty pharmaceutical companies. Dr. Hariharan obtained his Ph.D. in Pharmaceutical Sciences at Northeastern University in Boston, Massachusetts.



Narasimhan Mani, Ph.D., MBA
Director
President - Scienture, LLC

Dr. Mani has more than 25 years of experience in Executive Leadership roles, inclusive of Board positions in specialty and brand companies. Dr. Mani obtained his Ph.D. in Pharmaceutics, from the University of Georgia and MBA, from Columbia Business School, NY. He is the recipient of the "2021 Outstanding 50 Asian Americans in Business" Award, in September 2021.



Rahul Surana, Ph.D., MBA
EVP & COO - Scienture, LLC

Dr. Surana has more than 20 years of experience working on business development, scientific due- diligence, project management, and product development roles across brand and generic companies. Dr. Surana obtained his Ph.D. in Pharmaceutics from the University of Minnesota and MBA from the Stonybrook University (SUNY).

Scienture, LLC

(a wholly owned subsidiary of Scienture Holdings, Inc.)

Specialty Pharmaceuticals



Our Approach



Scienture, LLC | Significant Growth Opportunity

A highly experienced team of industry professionals who are passionate about developing unique specialty product concepts and solutions that bring enhanced value to patients and healthcare systems.

Sustainable Growth

Implementation

A fully fitted Specialty company with a robust end-to-end commercial platform. We are driving the Mission, Vision and passion for our patients.

Leadership

Accomplished leadership and management team with many years of multi-disciplinary and deep market knowledge. We have the right people in the right places.

Strategy

Robust Commercial Operations with agile Sales & Marketing capabilities. We have set our direction for GTM success.

Communication

Omnichannel capabilities through partners and proven pathways help us tell compelling stories for reach and influence on each GTM launch and product lifecycle.

Performance

Existing differentiated product portfolio and key upcoming launches. Realizing success through each approval and acquisition.

Strategic Partners

Proven R&D and Manufacturing partners. Leverage commercial platform to add strategic assets through licensing/M&A to significantly enhance value.

At Scienture, we take smart risks through our comprehensive approach of development, commercialization and partnerships networking.

Leadership

Executive Management



Shankar Hariharan, Ph.D.
Founder & CEO



Narasimhan Mani, Ph.D., MBA
President



Rahul Surana, Ph.D., MBA
EVP & COO



Michele Rath
SVP & CCO



Shreena Patel
Vice President, Regulatory Affairs & Project Management

Scientific Advisory Board



Suneel Gupta
Ph.D.



Wantanee Phuapradit
Ph.D.



Lawrence Olanoff
M.D., Ph.D.

Delivering Better™ | Improving today's medicines for a better tomorrow

Scienture discovers and delivers selectively designed drug innovations that enhance the treatment experience. It all starts with the patient.


Discover
Connect
Patient
Support
Deliver

Scienture Cornerstones

Discover
We spark innovation by turning patient challenges into solutions, using science to break through the limits of traditional treatments.

Connect
We build strong alliances with regulatory, commercial, and industry partners, ensuring our therapies reach patients affordably and efficiently.

Deliver
We chart the best paths to bring our innovative therapies to market—educating providers, expanding patient options, and shaping better formulary choices for payers.

Support
We prioritize patient experiences, needs, and challenges, making personalized support central to our work.

Delivering Better™ | Improving today's medicines for a better tomorrow

We fuse our core capabilities to these cornerstones, delivering scientific and commercial solutions, addressing gaps in therapy treatment, and leading to better health outcomes.



Discover
Reduce Patient Friction
Connect
Data-Driven Insights
Patient
Channel Champion
Support
GTM Playbook
Deliver

Scienture Chemistry

Data-Driven Insights

From R&D to market strategy, we harness data-driven insights to pave clear, evidence-based paths that lead to better patient outcomes.

Reduce Patient Friction

Our partnerships reduce barriers to care by connecting patients with trusted access points, educating specialists, and raising awareness through familiar channels.

Channel Champion

We lead with deep collaboration, selecting channel partners who innovate alongside us to ensure consistent, reliable delivery of better therapies.

GTM Playbook

Our customized go-to-market playbook aligns strategic goals with omnichannel tactics, driving each product to a successful lifecycle.

Product Pipeline



Product Portfolio*

Indication	Formulation Development	Animal Studies	Human Studies Phase 1	Human Studies Phase 2	Human Studies Phase 3	NDA / BLA Submission Timeline	Anticipated Launch
SCN-102 | CVS/Hypertension Oral solution / suspension for geriatric / pediatric use	✓		✓			✓ Oct 2023	Q1 2025
SCN-104 | CNS/Pain Drug device combination for convenient self injection	✓	✓				Q3 2025	Q4 2026
SCN-106 | CVS Bio-similar product for hospital use	✓					Q2 2027	Q2 2028
SCN-107 | CNS/Pain Long-acting injection for post operative care	✓	✓				Q4 2028	Q4 2029

* Internal leadership and oversight of product development and target product profile concepts which are executed through strategic partnerships with technology providers, CROs and CMOs.

** Expansion of the commercial portfolio and pipeline through Business Development and Licensing Efforts is actively being pursued with several product opportunities under evaluation

Scienture | Prioritizing Patients. Improving Outcomes.

SCN-102 | Product Strategy and Status

Product Description

Ready-to-use stable solution/suspension product
for pediatric/geriatric use

Therapeutic Area and Indication/Mechanism of Action

Therapeutic area: CVS (Hypertension/stroke)

Current Market Landscape:

- One of the highest prescribed molecules in its class[1]
- There is currently no FDA approved Ready-to-use Oral solution or suspension (only Oral Solids)
- 67 MM[1] prescriptions (equivalent to over 100 MM 30-day prescriptions); Market research[2] indicated that 7-15% of the TRx are compounded to oral liquid.
- Market Sales of $310 MM[1]

SCN-102 Advantages:

- Increased convenience and ease of dosing; No need for compounding using the existing tablets to obtain a liquid formulation
- Patient can store the product at room temperature - 24 months (current compounding product has a shelf life of 28 days under refrigeration)
- Concentrated solution - lower dosing volume (10 mL dose compared to 40 mL dose for compounded suspension)

IP Strategy

- Formulation IP coverage - 2 Patents Issued
- Orange book listable patents
- 1 patent application pending

Regulatory Path and Clinical Strategy

- An oral liquid suspension equivalent to reference tablets
- 505(b)2 pathway for submission
- Same dose and dosing regiment as the current marketed product
- Fasting PK study and Food-effect PK study conducted to support the Original NDA submission
- Pediatric requirements (PREA) - A Pediatric PK study in children 2-5 years of age to be conducted post approval

Current Status

- NDA filed on October 19, 2023
- Acceptance letter received on December 19, 2023
- FDA comments received August 19, 2024
- Response provided to FDA Comments on September 17, 2024
- PDUFA Goal date for NDA Approval of March 17, 2025
- Anticipated Commercial Launch Q1 2025

1 – IQVIA Sept 2024 MAT
2 – Secondary Market Research completely in 2022 through MME/Indegene

SCN-104 | Fixed Dose Injection Pen

Product Description

SCN-104 is an easy to use, multi-dose pen based delivery system for self injection and increased convenience

Therapeutic Area and Indication/Mechanism of Action

Therapeutic area: CNS (Migraine)

Indicated for the acute treatment of migraine headaches with or without aura and the acute treatment of cluster headache episodes

Value Proposition

Current Market Landscape (single dose ampoules for injection and nasal spray):

- Process of dose withdrawal followed by self-injection at the time of intense need is cumbersome from the current injectable product
- Since SCN-104 is an injection we believe it to have lesser variability in absorption than the single dose nasal spray product, making it more effective for patients
- Total Addressable Market for Migraine is $4.2Bn growing to$6.3Bn by 2032[1]

SCN-104 Advantages:

- Easy to use, multi-dose pen injector for self-injection and increased convenience
- Consistent and accurate delivery of every dose - better exposure compared to the nasal spray formulation

IP Strategy

- Formulation IP coverage - Orange book listable patents
- Patent pending; PCT application published

Regulatory Path and Clinical Strategy

- 505(b)2 pathway for submission
- Therapeutically equivalent dose and similar dosing regimen as the current marketed product
- Pre-IND meeting with FDA (completed - FDA agreed with our strategy) followed by IND submission
  - **Phase 1BE study (no Phase 2/3 clinical study required)**
  - NDA submission with 12-month stability

Current Status

- Project significantly de-risked. Agreement with FDA at the pre-IND meeting on submission based on BA/BE
- POC Pilot Human PK study successfully completed - have a clear path forward
- Preclinical studies (for formulation excipients) completed
- Stable, scaled up formulation available. Suitable pen injector identified and developed. Preparing for NDA batch manufacturing
- Projected NDA submission: Q2 2026

1 – BioSpace, IMarc Group Report "Migraine Drugs Market Outlook 2024-2032", August 2, 2024

SCN-106 | Biosimilar Product

Product Description

SCN-106 is a Large Molecule Biosimilar for CV use

IP Strategy

- Potential process/formulation IP coverage

Therapeutic Area and Indication/Mechanism of Action

Therapeutic area: CVS (hospital based)

Regulatory Path and Clinical Strategy

- 351(k) pathway for submission
- Biosimilar Initial Advisory (BIA) meeting
- **Small Phase 3 study for first indication**
- **Additional efficacy studies for second indication**

Value Proposition

Current Market Landscape:

- Current brand is the only available product for this purpose and is expensive
- Total Market Size (IQVIA September 2024) - $724 MM

SCN-106 Advantages:

- Potential to be the **First to Market Biosimilar** for the brand product at an attractive price point. Due to the nature of the product and usage, the required Regulatory pathway for the first indication is less onerous even though the product is a biologic
- Once an equivalent product is obtained, possibility of using the same biosimilar product for the high value product for second indication

Current Status

- Clone selection successfully completed - API very similar to RLD product based on characterization
- Upstream and downstream process development ongoing
- BIA meeting completed; favorable feedback from agency
- No need for Phase 1 and Phase 2 studies
- Projected BLA submission - 2027

SCN-107 | Extended-Release Injection

Product Description

SCN-107 is a microsphere based long-acting injection with immediate release component

Therapeutic Area and Indication/Mechanism of Action

Therapeutic area: CNS (Post surgical pain)

Indicated for postsurgical local/regional analgesia

Value Proposition

Current Market Landscape:

- A complicated formulation with highly involved manufacturing
- Limited immediate effect and efficacy only a limited time
- Total Market Size (IQVIA September 2024) - $550 MM

SCN-107 Advantages:

- Long acting injection with immediate release component for faster onset of action and longer relief (5-7 days)
- Better platform for prolonged release of injectables than the current product
- We believe SCN-107 could provide a good treatment option for managing post surgical pain and we anticipate potential reduction in opioid usage for this purpose

IP Strategy

- Formulation/method of treatment IP coverage - Orange book listable patents
- Patent pending; PCT application published (PCT/US2021/028718)

Regulatory Path and Clinical Strategy

- 505(b)2 pathway for submission - Utilize safety information from currently marketed products
- Pre-IND meeting with FDA followed by IND submission
- Preclinical, Phase 1 sutdies; One Phase 2 and two Phase 3 studies required
- Potential for abridged clinical program if FDA accepts the request for breakthrough indication for reduction in opioid use

Current Status

- Successful animal PK study completed. Formulation optimization ongoing for human PK studies
- Pre-IND meeting completed; FDA has provided a clear pathway for development
- Projected NDA submission: Q4 2028

Commercial Operations



Commercial Operations | Framework for Implementation

Deployment of key Operations prepare us for optimal drug commercialization and GTM launch of our first product in Q1 2025



Build Operational Readiness

Evaluate and deploy required commercial systems: Logistics 3PL, ERP platform. Establish data requirements and testing for EDI, exchange and hosting as needed.

Concurrently apply for state licenses for distribution.



Reinforce Compliance

Develop and solidify internal processes to ensure appropriate redundancies and compliance at the highest level.

MLR Review process to be established with clear Regulatory oversight, Legal representation and Medical review for OPDP gateway submissions.



Contract Partnerships

Establish and execute binding contracts with Vendors, Wholesalers, GPOs, Retail Chain & Independent pharmacies, Specialty Pharmacy and Payers.



Launch Readiness

- Leverage Market Access through Pricing and Rebate Strategy
- Payer Strategy & Communication
- Field Sales and Virtual Engagement
- Logo and website development
- Promotional Messaging and IVA content.
- Ensure success of CRM Test Drive and Launch and MLR-approved Website.

We are building our foundation within the backdrop of a rapidly changing Market Access & Payer landscape. Leveraging the changing payer landscape with nuanced data insights will add sophistication in targeting and segmenting for reaching high value HCPs and Patients.

Commercial Operations | Strategy & Execution

We developed our sound strategy and designed a robust coordinated commercial infrastructure with a highly experienced team and proven industry partners


Scienture Commercial Operations

Promotional + Branding

- Design Agency
- Patient + HCP Narratives
- Logo and Naming Development
- Value Proposition Development

Data-Driven Insights

- Market Access Consultants
- IQVA NSP/NPA Insights/DDD data
- Primary Research

Supply Chain + Logistics

- 3PL
- Full-Line Brand Wholesaler DSAs
- Product Title Services
- ERP, O2C Systems

Field Sales F2F + Virtual Promotion

- Syneos CSO
- Top Decile and Regional Tiering
- Targeting & Segmentation

Omnichannel + CRM

- Design Agency
- Brand Institute Logo and Naming Development
- MLR Review

Operations + Compliance

- Compliance Lead & Supporting Systems
- SOPs + Business Rules
- Aggregate Spend Reporting
- Medical/Legal/Regulatory Review Process

Market Access

- Payer Value Proposition and Communication Strategy
- Large Insurers, PBM and Regional Payers
- CMS Part D
- DTC
- Acute Contracting
- Pricing Analysis + GTN Modeling

Partnerships



Partnerships

Our approach to identifying and engaging partnership opportunities starts with alignment and focus on identified therapies and delivery systems

1. Alignment on Focus Therapies and Desired Outcomes
2. Assess and Mobilize Initiatives
3. Identify Potential Partners

We look forward to finding ways to work together with new partners innovating for unmet patient needs.

Corporate News


COMPANY
NEWS

Scienture Holdings,Inc., fka TRxADE Health, Inc. | Recent Press Releases

- **Scienture Holdings, Inc. Announces Participation in The Microcap Conference 2025**

https://finance.yahoo.com/news/scienture-holdings-inc-announces-participation-130500301.html

- **Scienture, LLC, a wholly owned subsidiary of Scienture Holdings, Inc. (NASDAQ: SCNX) Announces Issuance of a New Patent Covering its first product SCN-102 (Losartan Potassium Oral Suspension, 10mg/mL) through 2041**

https://finance.yahoo.com/news/scienture-llc-wholly-owned-subsidiary-130500169.html

- **Scienture Holdings, Inc. Announces Private Placement of $3 Million of 10% Secured Convertible Debentures as Initial Tranche of $12 Million Offering and Entry into $50 Million Equity Line of Credit Agreement**

https://finance.yahoo.com/news/scienture-llc-wholly-owned-subsidiary-130500169.html

- **TRxADE Health, Inc. Announces Name Change to Scienture Holdings, Inc. and Ticker Symbol Change to "SCNX"**

https://finance.yahoo.com/news/scienture-llc-wholly-owned-subsidiary-130500169.html

- **TRxADE Health, Inc. Announces Business Combination with Scienture, Inc., in a Transaction Valued at $103 Million**

https://finance.yahoo.com/news/trxade-health-inc-announces-business-120100325.html

Thank you!

Scienture | Prioritizing Patients. Improving Outcomes.

scienture.com